===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 8, 1997


                        SECURITY CAPITAL PACIFIC TRUST
            (Exact name of registrant as specified in its charter)



          Maryland                       1-10272                 74-6056896
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
   of incorporation)                                         Identification No.)


 7670 South Chester Street, Suite 100                               80112
 Englewood, Colorado                                              (Zip Code)
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (303) 708-5959


                                Not Applicable
         (Former name or former address, if changed since last report)

===============================================================================

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information (unaudited):

     Pro Forma Condensed Balance Sheet as of June 30, 1997

     Pro Forma Condensed Statement of Earnings for the six months ended June 30, 1997

     Pro Forma Condensed Statement of Earnings for the year ended December 31, 1996

     Notes to Pro Forma Condensed Financial Statements

(c)  Exhibit:

          10.1 Amended and Restated Credit Agreement, dated as of August 13, 1997, among Security Capital Pacific Trust, Texas Commerce Bank, National Association and Wells Fargo Bank, National Association and the other lenders party thereto

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SECURITY CAPITAL PACIFIC TRUST


Dated: September 8, 1997             By: /s/ Bryan J. Flanagan
                                         ---------------------------------------
                                             Bryan J. Flanagan
                                             Senior Vice President and Principal
                                             Financial Officer


                                     By: /s/ Ash K. Atwood
                                         ---------------------------------------
                                             Ash K. Atwood
                                             Vice President and Principal
                                             Accounting Officer

                         SECURITY CAPITAL PACIFIC TRUST

               INDEX TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           ----
Pro Forma Condensed Balance Sheet as of June 30, 1997 (unaudited)......... F-3
Pro Forma Condensed Statement of Earnings for the six months ended June
 30, 1997 (unaudited)..................................................... F-4
Pro Forma Condensed Statement of Earnings for the year ended December 31,
 1996 (unaudited)......................................................... F-5
Notes to Pro Forma Condensed Financial Statements (unaudited)............. F-6

                        SECURITY CAPITAL PACIFIC TRUST

                   PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                  (UNAUDITED)

  The accompanying pro forma condensed financial statements for PTR reflect the Merger pursuant to which PTR will acquire its REIT Manager and Property Manager currently owned by Security Capital Group Incorporated ("Security Capital"), in exchange for PTR common shares. The Merger will result in PTR becoming an internally managed REIT. The Merger does not meet the significance tests of the Securities and Exchange Commission that require pro forma financial statements and financial statements of the acquired companies. However, pro forma financial statements have been included because management believes that presenting the pro forma effects of the Merger will help shareholders evaluate and understand the Merger.

  In addition to the Merger, the pro forma condensed financial statements also reflect:

     (i) the October 1996 contribution of PTR's Homestead Village(R) properties to a newly formed company, Homestead Village Incorporated ("Homestead"), in exchange for Homestead securities (the "Homestead Transaction");

     (ii) the acquisitions and dispositions by PTR of the multifamily communities reported in previously filed Form 8-K's dated August 1, 1996, October 14, 1996, February 20, 1997 and July 21, 1997 (the "Community Acquisitions and Dispositions").

  The pro forma condensed financial statements have been prepared based on certain pro forma adjustments to the historical financial statements of PTR.

  The accompanying pro forma condensed balance sheet as of June 30, 1997 has been prepared as if the Merger and certain community acquisitions and dispositions had been completed as of the balance sheet date. The accompanying pro forma condensed statements of earnings for the six-months ended June 30, 1997 and the year ended December 31, 1996, have been prepared as if the Merger, the Homestead Transaction and the Community Acquisitions and Dispositions had occurred on January 1, 1996. However, it does not give effect to the fully stabilized results of operations related to PTR communities under construction or in planning and owned at June 30, 1997 with a total budgeted completion cost of $642.7 million or 1996 development completions with a total budgeted cost of $208.3 million. Management believes there will be sufficient depth of management and personnel such that additional assets can be acquired, developed and managed without a significant increase in personnel or other costs. As a result, management of PTR believes that the accretion in funds from operations reflected from the Merger in the pro forma condensed statements of earnings is not indicative of the full accretion that is expected to occur under an internally managed structure.

  The pro forma condensed financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed financial statements should be read in conjunction with the historical financial statements of PTR as set forth in PTR's June 30, 1997 Form 10-Q and 1996 Form 10-K. In management's opinion, all material adjustments necessary to reflect the effects of these transactions have been made.

                        SECURITY CAPITAL PACIFIC TRUST

                       PRO FORMA CONDENSED BALANCE SHEET
                                 JUNE 30, 1997
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                          COMMUNITY
                                        ACQUISITIONS
                              PTR           AND             THE
                          HISTORICAL(a) DISPOSITIONS (b)   MERGER     PRO FORMA
                         -------------- ----------------  --------    ----------
         ASSETS
         ------
Real estate.............   $2,391,165        $7,200      $    --      $2,398,365
Less accumulated
  depreciation..........      104,330           --            --         104,330
                           ----------        ------      --------     ----------
                            2,286,835         7,200           --       2,294,035
Homestead Notes.........      246,453           --            --         246,453
Other mortgage notes
  receivable............       12,861           --            --          12,861
                           ----------        ------      --------     ----------
     Net investments....    2,546,149         7,200           --       2,553,349
Other fixed assets......          --            --          3,308 (c)      3,308
Cash and cash
  equivalents...........        5,570           --            385 (d)      5,255
                                                             (700)(e)
Accounts receivable and
  accrued interest......        5,382           --            377 (d)      5,759
Restricted cash in tax-
  deferred exchange
  escrow................       19,707        (3,674)          --          16,033
Other assets............       29,008           --            395 (d)     29,403
                           ----------        ------      --------     ----------
     Total assets.......   $2,605,816        $3,526      $  3,765     $2,613,107
                           ==========        ======      ========     ==========


     LIABILITIES AND
  SHAREHOLDERS' EQUITY
  --------------------

Liabilities:
  Credit facilities.....   $  203,015        $  --       $    --      $  203,015
  Long-term debt........      630,000           --            --         630,000
  Mortgages payable.....      278,619         3,526           --         282,145
  Accounts payable......       29,984           --            265 (d)     30,249
  Due to (from) Security
   Capital..............        2,692           --         (3,097)(f)       (405)
  Accrued expenses and
   other liabilities....       64,182           --          3,989 (d)     68,171
                           ----------        ------      --------     ----------
     Total liabilities..    1,208,492         3,526         1,157      1,213,175
                           ----------        ------      --------     ----------
Shareholders' equity:
  Series A Preferred
   Shares...............      139,350           --            --         139,350
  Series B Preferred
   Shares...............      105,000           --            --         105,000
  Common shares
   (79,375,582
   historical,
   82,671,115 pro
   forma)...............       79,376           --          3,296         82,672
  Additional paid-in
   capital..............      993,602           --         71,842 (e)  1,065,444
  Unrealized holding
   gain on Homestead
   Notes................      103,142           --            --         103,142
  Distributions in
   excess of net
   earnings.............      (23,146)          --        (72,530)(g)    (95,676)
                           ----------        ------      --------     ----------
    Total shareholders'
     equity.............    1,397,324           --          2,608      1,399,932
                           ----------        ------      --------     ----------
    Total liabilities
     and shareholders'
     equity.............   $2,605,816        $3,526      $  3,765     $2,613,107
                           ==========        ======      ========     ==========

      See accompanying notes to pro forma condensed financial statements.

                         SECURITY CAPITAL PACIFIC TRUST

                   PRO FORMA CONDENSED STATEMENT OF EARNINGS
                         SIX MONTHS ENDED JUNE 30, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                           COMMUNITY
                                         ACQUISITIONS
                               PTR            AND                   THE
                          HISTORICAL(h) DISPOSITIONS(i) SUBTOTAL   MERGER     PRO FORMA
                          ------------- --------------- ---------  ------     ---------
Revenues:
 Rental revenues........    $ 161,362       $1,705      $ 163,067  $  --      $ 163,067
 Interest income on
  Homestead Notes.......        6,974          --           6,974     --          6,974
 Other interest income..        1,338          --           1,338     --          1,338
                            ---------       ------      ---------  ------     ---------
     Total revenues.....      169,674        1,705        171,379     --        171,379
                            ---------       ------      ---------  ------     ---------
Expenses:
 Rental expenses........       54,151         (627)        53,524   6,772 (j)    60,296
 Property management
  fees:
   Paid to affiliate....        5,503          (21)         5,482  (5,482)(k)       --
   Paid to third
    parties.............          457          --             457     --            457
 Depreciation...........       24,688          883         25,571     510 (l)    26,081
 Interest expense.......       29,759        1,504         31,263     --         31,263
 REIT management fee
  paid to affiliate.....        9,323          136          9,459  (9,459)(k)       --
 General and
  administrative........          588          --             588   5,472 (m)     6,060
 Other..................        1,864          --           1,864     --          1,864
                            ---------       ------      ---------  ------     ---------
     Total expenses.....      126,333        1,875        128,208  (2,187)      126,021
                            ---------       ------      ---------  ------     ---------
Earnings from
 operations.............       43,341         (170)        43,171   2,187        45,358
Less preferred share
 dividends..............        9,840          --           9,840     --          9,840
                            ---------       ------      ---------  ------     ---------
Earnings from operations
 attributable to Common
 Shares.................       33,501       $ (170)     $  33,331  $2,187 (n) $  35,518
                            =========       ======      =========  ======     =========
Weighted average Common
 Shares outstanding.....       76,639          --          76,639   3,296 (o)    79,935
                            =========       ======      =========  ======     =========
Earnings from operations
 attributable to Common
 Shares per Common
 Share..................    $    0.44       $(0.01)     $    0.43  $ 0.01     $    0.44
                            =========       ======      =========  ======     =========
Reconciliation of
 earnings from
 operations attributable
 to Common Shares to
 funds from operations
 attributable to Common
 Shares:
 Earnings from
  operations
  attributable to
  Common Shares.........    $  33,501       $ (170)     $  33,331  $2,187     $  35,518
 Add (Deduct):
  Depreciation of real
   estate...............       24,688          883         25,571     138        25,709
  Provision for possi-
   ble loss on invest-
   ments................        1,500          --           1,500     --          1,500
  Amortization of
   warrants and
   conversion feature
   on Homestead Notes...         (528)         --            (528)    --           (528)
                            ---------       ------      ---------  ------     ---------
 Funds from operations
  attributable to
  Common Shares(p)......    $  59,161       $  713      $  59,874  $2,325     $  62,199
                            =========       ======      =========  ======     =========
Weighted average Common
 Shares outstanding.....       76,639          --          76,639   3,296        79,935
                            =========       ======      =========  ======     =========
Cash Flow Summary:
 Net cash provided by
  operating activities..    $  70,118       $  713      $  70,831  $2,697     $  73,528
 Net cash used in
  investing activities..     (187,379)         --        (187,379) (4,076)     (191,455)
 Net cash provided by
  financing activities..    $ 117,230       $  --       $ 117,230  $  --      $ 117,230


      See accompanying notes to pro forma condensed financial statements.

                         SECURITY CAPITAL PACIFIC TRUST

                   PRO FORMA CONDENSED STATEMENT OF EARNINGS

                          YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                              COMMUNITY
                                                             ACQUISITIONS
                                       HOMESTEAD                 AND
                           PTR (h)    TRANSACTION            DISPOSITIONS              THE
                          HISTORICAL      (q)     SUBTOTAL       (i)      SUBTOTAL    MERGER      PRO FORMA
                          ----------  ----------- ---------  ------------ ---------  --------     ---------
Revenues:
 Rental revenues........  $ 322,046    $(25,367)  $ 296,679    $ 43,419   $ 340,098  $    --      $ 340,098
 Interest on Homestead
  Notes.................      2,035       4,751       6,786         --        6,786       --          6,786
 Other interest income..      2,165           1       2,166         --        2,166       --          2,166
                          ---------    --------   ---------    --------   ---------  --------     ---------
   Total revenues.......    326,246     (20,615)    305,631      43,419     349,050       --        349,050
                          ---------    --------   ---------    --------   ---------  --------     ---------
Expenses:
 Rental expenses........    116,512     (10,202)    106,310    $ 13,695     120,005    13,191 (r)   133,196
 Property management
  fees paid to
  affiliates............     11,610      (1,871)      9,739       1,202      10,941   (10,941)(k)       --
 Depreciation...........     44,887      (3,176)     41,711       8,132      49,843       695 (s)    50,538
 Interest expense.......     35,288       2,706      37,994      28,050      66,044       --         66,044
 REIT management fee
  paid to affiliate.....     22,191      (2,757)     19,434          76      19,510   (19,510)(k)       --
 General and
  administrative........      1,077          (1)      1,076         --        1,076     9,820 (t)    10,896
 Other..................        592         (33)        559         --          559       --            559
                          ---------    --------   ---------    --------   ---------  --------     ---------
   Total expenses.......    232,157     (15,334)    216,823      51,155     267,978    (6,745)      261,233
                          ---------    --------   ---------    --------   ---------  --------     ---------
Earnings from
 operations.............     94,089      (5,281)     88,808      (7,736)     81,072     6,745        87,817
Less preferred share
 dividends..............     24,167         --       24,167         --       24,167       --         24,167
                          ---------    --------   ---------    --------   ---------  --------     ---------
Earnings from operations
 attributable to Common
 Shares.................  $  69,922      (5,281)     64,641      (7,736)     56,905     6,745 (n)    63,650
                          =========    ========   =========    ========   =========  ========     =========
Weighted average Common
 Shares outstanding.....     73,057         --       73,057         --       73,057     3,296 (o)    76,353
                          =========    ========   =========    ========   =========  ========     =========
Earnings from operations
 attributable to Common
 Shares per Common
 Share..................  $    0.96        (.08)       0.88       (0.10)       0.78      0.05     $    0.83
                          =========    ========   =========    ========   =========  ========     =========
Reconciliation of
 earnings from
 operations attributable
 to Common Shares to
 funds from operations
 attributable to Common
 Shares:
Earnings from operations
 attributable to Common
 Shares.................  $  69,922      (5,281)     64,641      (7,736)     56,905     6,745     $  63,650
Add (Deduct):
 Depreciation of real
  estate................     44,887      (3,176)     41,711       8,132      49,843       113        49,956
 Amortization of
  warrants and
  conversion feature on
  Homestead Notes.......       (141)       (658)       (799)        --         (799)      --           (799)
 Amortization of early
  extinguishment of
  debt cost.............       (131)        --         (131)        --         (131)      --           (131)
                          ---------    --------   ---------    --------   ---------  --------     ---------
Funds from operations
 attributable to Common
 Shares(p)..............  $ 114,537    $ (9,115)  $ 105,422    $    396   $ 105,818  $  6,858     $ 112,676
                          =========    ========   =========    ========   =========  ========     =========
Weighted average Common
 Shares outstanding.....     73,057         --       73,057         --       73,057     3,296        76,353
                          =========    ========   =========    ========   =========  ========     =========
Cash Flow Summary:
 Net cash provided by
  operating activities..  $ 143,939    $ (9,115)  $ 134,824    $    396   $ 135,220  $  7,440     $ 142,660
 Net cash used in
  investing activities..   (360,935)        --     (360,935)    (87,525)   (448,460)   (7,248)     (455,708)
 Net cash provided by
  (used in) financing
  activities............  $ 195,720    $    --    $ 195,720    $ 87,525   $ 283,245      (700)    $ 282,545

       See accompanying notes to pro forma condensed financial statements

                        SECURITY CAPITAL PACIFIC TRUST

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                  (UNAUDITED)
               (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

  (a) Reflects the historical balance sheet of PTR as of June 30, 1997.

  (b) Reflects the pro forma balance sheet adjustments related to the post June 30, 1997 acquisition of Carrington Place Apartments as previously reported in the Form 8-K dated July 21, 1997. The $7.2 million purchase price was funded through the assumption of a $3.5 million mortgage note and $3.7 million in proceeds from a community disposition held in a tax-deferred exchange escrow account.

  (c) Reflects the historical cost of fixed assets (primarily computer equipment and software) being acquired from the REIT Manager and the Property Manager as of June 30, 1997. Assets and liabilities, consisting primarily of intercompany and related accounts, which are not being acquired in the Merger have not been reflected as they will have no impact on the financial position of PTR.

  (d) Reflects the historical operating assets and liabilities of the REIT Manager and Property Manager for which Security Capital will reimburse PTR, as more fully discussed in note (f).

  (e) Reflects (i) the adjustments to Common Shares and additional paid-in capital to record the issuance of Common Shares in exchange for the common stock of the REIT Manager and the Property Manager, and (ii) the deduction from additional paid-in capital of the estimated costs of the Merger, as follows:

      Assumed market value of Common Shares issued..............          $75,838
      Assumed market value per Common Share..................... $23.0125
      Common Shares issued to Security Capital..................    3,296
      Par value of Common Shares issued.........................           (3,296)
      Estimated costs of the Merger.............................             (700)
                                                                          -------
      Net increase to additional paid-in capital................          $71,842
                                                                          =======

  (f) In accordance with the terms of the Merger Agreement, reflects the amount due to PTR from Security Capital as reimbursement for the net historical operating liabilities (as discussed in note (d)) acquired from the REIT Manager and the Property Manager as of June 30, 1997.

  (g) Represents the difference between the assumed market value of Common Shares issued on the Merger date, and the fair value of the net tangible assets acquired which has been accounted for as costs incurred in acquiring the management companies from a related party because the management companies do not qualify as "businesses" for purposes of applying APB Opinion No. 16, "Business Combinations." Such difference is as calculated below.

      Assumed market value of Common Shares issued.................... $75,838
      Net tangible assets acquired....................................  (3,308)
                                                                       -------
      Costs incurred in acquiring management companies from a related party.......................................................... $72,530
                                                                       =======

Since the intent of the accompanying pro forma condensed statement of earnings for the year ended December 31, 1996 is to reflect the expected continuing impact of the Merger on PTR, the one-time adjustment discussed above has been excluded. Upon consummation of the Merger, this expense will be recorded as an operating expense on PTR's statement of earnings, however, PTR will not deduct this expense for purposes of calculating funds from operations, due to the non-recurring and non-cash nature of the expense.

                         SECURITY CAPITAL PACIFIC TRUST

                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

  (h) Reflects PTR's historical statement of earnings for the period indicated.

  (i) For those multifamily community acquisitions previously reported on the Form 8-Ks referenced on page F-2, reflects the predecessor's historical revenues and certain expenses and certain pro forma adjustments from the beginning of the period to the earlier of the respective dates of acquisition or the end of the respective period indicated. The historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the communities such as certain interest expense (unless mortgage debt was assumed), interest income, income taxes and depreciation. This column also reflects the elimination of the historical revenues and expenses for the period indicated related to the multifamily community dispositions which funded these acquisitions as previously reported on the Form 8-K dated July 21, 1997. The following table reconciles the historical amounts and pro forma adjustments to the accompanying pro forma condensed statements of earnings, followed by footnotes explaining the pro forma adjustments.

                              SIX MONTHS ENDED JUNE 30, 1997
                   --------------------------------------------------------
                              HISTORICAL
                   --------------------------------  PRO FORMA
                   ACQUISITIONS(i) DISPOSITIONS(ii) ADJUSTMENTS      TOTAL
                   --------------- ---------------- -----------     -------
Rental revenues..      $10,937         $(9,232)           --        $ 1,705
Rental expenses..       (3,441)          4,068            --            627
Property
 management fees.         (379)            363        $    37 (iii)      21
Depreciation.....          --              999         (1,882)(iv)     (883)
Interest expense.       (1,845)            283             58 (v)    (1,504)
REIT management
 fees............          --              --            (136)(vi)     (136)
                       -------         -------        -------       -------
Earnings (loss)
 from operations.      $ 5,272         $(3,519)       $(1,923)      $  (170)
Reconciliation to
 funds from
 operations:
Add:
 Depreciation....          --             (999)         1,882 (iv)      883
                       -------         -------        -------       -------
Funds from
 operations......      $ 5,272         $(4,518)       $   (41)      $   713
                       =======         =======        =======       =======
                               YEAR ENDED DECEMBER 31, 1996
                   -----------------------------------------------------------
                              HISTORICAL
                   --------------------------------  PRO FORMA
                   ACQUISITIONS(i) DISPOSITIONS(ii) ADJUSTMENTS       TOTAL
                   --------------- ---------------- ---------------- ---------
Rental revenues..     $ 70,747         $(27,328)          --         $ 43,419
Rental expenses..      (24,305)          10,610           --          (13,695)
Property
 management fees.       (2,709)             997      $    510 (iii)    (1,202)
Depreciation.....          --             3,419       (11,551)(iv)     (8,132)
Interest expense.      (12,174)           1,653       (17,529)(v)     (28,050)
REIT management
 fees............          --               --            (76)(vi)        (76)
                   --------------- ---------------- ---------------- ---------
Earnings (loss)
 from operations.     $ 31,559         $(10,649)     $(28,646)       $ (7,736)
Reconciliation to
 funds from
 operations:
Add:
 Depreciation....          --            (3,419)       11,551 (iv)      8,132
                   --------------- ---------------- ---------------- ---------
Funds from
 operations......     $ 31,559         $(14,068)     $(17,095)       $    396
                   =============== ================ ================ =========

    (i) Represents predecessor historical revenues and certain expenses, including mortgage interest if applicable, recorded from the beginning of the period to the earlier of the respective dates of acquisition or the end of the respective period indicated.

    (ii) Reflects the elimination of the historical revenues and expenses for the period indicated related to the community dispositions which funded the community acquisitions.

    (iii) Reflects the difference between predecessor's historical property management fee expenses and the fee which would have been charged by PTR's property manager, SCG Realty Services Incorporated.

    (iv) Reflects pro forma depreciation expense adjustment from the beginning of the period to the earlier of the respective dates of acquisition or the end of the respective period indicated based on the depreciable

                         SECURITY CAPITAL PACIFIC TRUST

                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

  basis of PTR's acquisition cost, assuming asset lives ranging from 10 to 40 years. The pro forma depreciation expense adjustment amounts by community are as follows:

                                                          DEPRECIATION EXPENSE
                                                         -----------------------
                                                         SIX MONTHS  YEAR ENDED
                                 ACQUISITION ACQUISITION ENDED JUNE DECEMBER 31,
              COMMUNITY             DATE        COST      30, 1997      1996
              ---------          ----------- ----------- ---------- ------------
      Westcourt Village.........   3/27/96     $12,762         --     $    61
      Ocean Crest...............   3/29/96      15,600         --          77
      Timberline................   4/17/96       7,043         --          40
      Club Pacifica.............   4/23/96      14,300         --          88
      The Crossing..............   5/21/96      14,850         --         116
      Mission Springs...........   5/31/96      38,500         --         321
      Quail Ridge...............   6/13/96      17,550         --         159
      Newpointe.................   7/10/96       9,400         --          99
      Brighton..................   8/16/96      11,150         --         140
      El Dorado.................   8/30/96      29,350         --         391
      Woodsong Village..........   8/28/96      12,300         --         162
      Redwood...................   9/20/96      37,000         --         535
      Ashton Place..............   9/16/96      64,800         --         923
      Summertree................  10/29/96      10,000         --         166
      Fox Creek.................  12/17/96       7,900         --         153
      Telegraph Hill............  10/10/96       8,100         --         126
      Villa Marseilles..........  11/12/96      13,125         --         239
      Palisades.................  11/27/96      31,600         --         575
      Clubhouse.................  12/19/96       8,030         --         156
      Harborside................  12/31/96      21,385         --         427
      Newport Crossing..........   1/10/97      11,290          6         226
      Reflections...............   1/27/97      52,100         77       1,042
      Marina Lakes..............   2/19/97      39,500        108         790
      River Meadows.............   3/20/97      13,925         60         278
      Folsom Ranch..............   3/31/97      23,150        114         462
      Sierra Hills..............   4/17/97      18,700        110         373
      Los Padres................   4/23/97      30,500        189         609
      La Jolla Point............   4/24/97      30,600        191         611
      Cambrian..................   6/03/97      41,125        347         822
      Pelican Point.............   6/26/97      29,200        282         583
      Le Club...................   6/30/97      33,000        327         659
      Carrington Place..........   8/29/97       7,200         71         142
                                                           ------     -------
        Total...................                           $1,882     $11,551
                                                           ======     =======

                        SECURITY CAPITAL PACIFIC TRUST

                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

    (v) Represents the pro forma interest expense adjustments related to utilization of line of credit borrowings that would have been required if the community acquisitions had occurred at January 1, 1996, net of the pro forma reduction in line of credit borrowings associated with excess proceeds from dispositions:

                                                             SIX      TWELVE
                                                            MONTHS    MONTHS
                                                             ENDED    ENDED
                                                            6/30/97  12/31/96
                                                            -------  --------
      Pro forma line of credit borrowings required for
       operating communities acquired or under contract to
       be acquired, subsequent to the end of the
       respective period..................................  $   --   $116,365
      Weighted average line of credit borrowings required
       for acquisitions made prior to the end of the
       respective period (net of mortgages assumed).......   14,231   170,046
      Less: Pro forma reduction in line of credit
       borrowings associated with weighted average excess
       disposition proceeds...............................  (16,033)  (29,110)
                                                            -------  --------
      Net pro forma line of credit borrowings.............   (1,802)  257,301
      Current interest rate...............................   6.4375%   6.8125%
      Proration factor....................................      .50       1.0
                                                            -------  --------
      Pro forma interest expense adjustment...............  $   (58) $ 17,529
                                                            =======  ========

    (vi) Reflects adjustment to PTR's REIT management fee expense related to the net pro forma increase in cash flow resulting from the acquisitions and dispositions.

  (j) Reflects the historical operating expenses of the Property Manager including charges for administrative services provided by Security Capital (see note (m)) which were directly related to providing services to PTR for the six months ended June 30, 1997.

  (k) Reflects the elimination of PTR's expenses related to REIT management fees and property management fees. The corresponding fee revenue recognized by the REIT Manager and the Property Manager have not been reflected as they would be eliminated in consolidation.

  (l) Reflects the historical depreciation expense of the REIT Manager and the Property Manager ($372) directly related to the fixed assets (primarily computer equipment and software) being acquired in the Merger for the six months ended June 30, 1997, as adjusted for the estimated increase that would result from the capitalization of acquisition and development-related costs ($138) discussed in note (m). These capitalized costs will be depreciated utilizing the same lives and methods currently utilized by PTR.

  (m) Reflects the historical general and administrative costs of the REIT Manager ($9,548 including charges for administrative services provided by Security Capital) which were associated with providing services to PTR for the six months ended June 30, 1997, reduced for the pro forma adjustment to capitalize qualifying direct and incremental costs relating primarily to the acquisition and development of real estate investments ($4,076) that would have been capitalized by PTR under GAAP, had the Merger occurred on January 1, 1996. Under the current management structure, PTR pays a REIT management fee which is based upon 16% of cash flow, as defined. The entire fee is expensed in accordance with GAAP since the underlying costs of service are not directly incurred by PTR and the fee does not represent a reimbursement of such costs. Upon consummation of the Merger, all such costs will be incurred directly by PTR and to the extent that they are qualifying costs, they will be capitalized in accordance with GAAP.

                         SECURITY CAPITAL PACIFIC TRUST

                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

  In connection with the Merger, it is expected that PTR will enter into a proposed Administrative Services Agreement (ASA) with Security Capital. Under the ASA, Security Capital will provide PTR with administrative services such as payroll, accounts payable, cash management, risk management, internal audit, tax and legal administration, systems development and systems support. Such services are currently provided by Security Capital to PTR through the REIT Manager and Property Manager. The fees payable to Security Capital will be equal to Security Capital's cost of providing such services, plus 20%. Based upon a review of the terms of the agreement, it was determined that the costs that would have been incurred under the ASA for the six months ended June 30, 1997 and the year ended December 31, 1996 would not differ materially from the actual costs charged to the REIT Manager and Property Manager by Security Capital and therefore no pro forma adjustments are required.

  (n) No income tax adjustment is reflected in the accompanying pro forma condensed statement of earnings as the operations of the REIT Manager and the Property Manager will be merged into a qualified REIT subsidiary which, under federal income tax laws, would not be subject to income taxes.

  (o) Reflects the increase in weighted average common shares outstanding that would result from the issuance of Common Shares in exchange for the common stock of the REIT Manager and the Property Manager as if the Merger had occurred on January 1, 1996. The number of shares shown is based on the assumed market value of Common Shares issued of $75.8 million at an assumed market value per Common Share of $23.0125.

  (p) Funds from operations represents PTR's net earnings computed in accordance with GAAP, excluding gains (or losses) from real estate transactions, provisions for possible losses, extraordinary items, significant non-recurring items and depreciation of real estate. Funds from operations should not be considered as an alternative to net earnings or any other GAAP measurement of performance as an indicator of PTR's operating performance or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Furthermore, the funds from operations measure presented by PTR will not be comparable to similarly titled measures of other REITs who do not compute funds from operations in a manner consistent with PTR. PTR believes that funds from operations is helpful to a reader as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing activities and investing activities, it provides a reader with an indication of the ability of PTR to incur and service debt, to make capital expenditures and to fund other cash needs. Furthermore, management believes that an understanding of funds from operations will enhance the reader's comprehension of the impact of the Merger to PTR which was a specific consideration of PTR's Special Committee in recommending approval of the Merger to the Board of Trustees.

                         SECURITY CAPITAL PACIFIC TRUST

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(CONCLUDED)

                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

  (q) On October 17, 1996, PTR contributed its Homestead Village(R) properties to a newly formed company, Homestead, in exchange for Homestead common stock, warrants and Homestead convertible mortgage notes. The Homestead common stock and warrants were distributed to PTR shareholders on November 12, 1996. Further details of the Homestead Transaction are set forth in PTR's 1996 Form 10-K. Following is a summary of the pro forma adjustments giving effect to the Homestead Transaction as if it had occurred on January 1, 1996:

      Elimination of Homestead-related historical rental income......  $(25,367)
      Elimination of Homestead-related historical rental expenses and
       property management fees......................................    12,073
      Elimination of Homestead-related historical depreciation
       expense.......................................................     3,176
      Increase in interest income on Homestead notes received........     4,751
      Decrease in REIT Management fee resulting from the pro forma
       adjustments herein............................................     2,757
      Increase in interest expense incurred as a result of higher line of credit balances resulting from assumed elimination of
       Homestead-related cash flow...................................      (460)
      Reclassification of historical interest cost capitalized on
       Homestead developments to interest expense....................    (2,246)
      Other..........................................................        35
                                                                       --------
      Pro Forma reduction in earnings from operations................  $ (5,281)
                                                                       ========
      Reconciliation to pro forma reduction in funds from operations:
      Add (Deduct):
        Depreciation of real estate..................................    (3,176)
        Interest income on Homestead notes (non-cash portion)........      (658)
                                                                       --------
      Pro Forma reduction in funds from operations...................  $ (9,115)
                                                                       ========

  (r) Reflects the historical operating expenses of the Property Manager ($12,355 including charges for administrative services provided by Security Capital--see note (m)) which were directly related to providing services to PTR for the year ended December 31, 1996, as adjusted for the estimated increase to historical operating expenses of the Property Manager ($836) resulting from the net pro forma acquisitions discussed in note (i).

  (s) Reflects the historical depreciation expense of the REIT Manager and the Property Manager ($582) directly related to the fixed assets (primarily computer equipment and software) being acquired in the Merger for the year ended December 31, 1996, as adjusted for the estimated increase that would result from the capitalization of acquisition and development-related costs ($113) discussed in note (t). These capitalized costs will be depreciated utilizing the same lives and methods currently utilized by PTR.

  (t) Reflects the historical general and administrative costs of the REIT Manager ($17,068 including charges for administrative services provided by Security Capital--See note (m)) which were associated with providing services to PTR for the year ended December 31, 1996, reduced for the pro forma adjustment to capitalize qualifying direct and incremental costs relating primarily to the acquisition and development of real estate investments ($7,248) that would have been capitalized by PTR under GAAP, had the Merger occurred on January 1, 1996 (See note (m)).

  Historical general and administrative costs of the REIT Manager relating to the operations of Homestead Village properties which were contributed to Homestead (as discussed in note (q)), have not been reflected as they would not impact the ongoing operations of PTR.

     === ===